Exhibit 32.2

Certification Pursuant To 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002
I, George Lagoudakis, Chief Financial Officer of Keurig Dr Pepper Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1)the Quarterly Report on Form 10-Q of the Company for the third quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George Lagoudakis
Date: October 27, 2022	George Lagoudakis
Interim Chief Financial Officer of Keurig Dr Pepper Inc.